UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 26, 2007

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30819	20-1563395
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

11757 Katy Freeway, Suite 1300
Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02            Unregistered Sales of Equity Securities.

On February 5, 2007, a holder of an outstanding warrant exercised its right to purchase 6000 shares of common stock (“Common Stock”) of Particle Drilling Technologies, Inc., a Nevada corporation (the “Company”), at $.12 per share on a cashless exercise basis.  The fair market value of the Common Stock on the date of exercise was $3.92.  As a result of this cashless exercise, the Company issued 5,816 shares of Common Stock to the holder of this warrant and withheld issuing 184 shares of Common Stock in satisfaction of the exercise price under the warrant.  The shares of Common Stock issued upon exercise of this warrant were issued in an exchange between the Company and its existing security holders in which no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.  As a result, the issuance of such shares of Common Stock was exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933.

On February 8, 2007, a holder of an outstanding warrant exercised its right to purchase 2,000 shares of Common Stock at $.12 per share on a cash exercise basis.  The fair market value of the Common Stock on the date of exercise was $4.10.  As a result of this exercise, the Company issued 2,000 shares of Common Stock to the holder of this warrant.  The shares of Common Stock issued upon exercise of this warrant were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act.

On March 26, 2007, a holder of an outstanding warrant exercised its right to purchase 935,000 shares of Common Stock, at $2.00 per share on a cashless exercise basis.  The fair market value of the Common Stock on the date of exercise was $4.17.  As a result of this cashless exercise, the Company issued 486,558 shares of Common Stock to the holder of this warrant and withheld issuing 448,442 shares of Common Stock in satisfaction of the exercise price under the warrant.  The shares of Common Stock issued upon exercise of this warrant were issued in an exchange between the Company and its existing security holders in which no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.  As a result, the issuance of such shares of Common Stock was exempt from registration pursuant to Section 3(a)(9) under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	March 29, 2007	By:	/s/ J. CHRIS BOSWELL
		Name:	J. Christopher Boswell
		Title:	Senior Vice President and
Chief Financial Officer